Investor Presentation:August 2019 Exhibit 99.1

Safe Harbor Forward Looking Statements This presentation contains “forward-looking” statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the Company’s results may differ materially from those expressed or implied by such forward- looking statements. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, the Company’s intentions, beliefs or current expectations concerning, among other things, the Company’s results of operations, financial condition, liquidity, prospects, growth, strategies and the industry in which we operate and any statements of assumptions underlying any of the foregoing. These statements are based on estimates and information available to us at the time of this presentation and are not guarantees of future performance. These forward-looking statements are based on certain assumptions and are subject to risks and uncertainties, including those described in the “Risk Factors” section and elsewhere in the preliminary prospectus for this offering. You should read the prospectus, including the Risk Factors set forth therein and the documents that the Company has filed as exhibits to the registration statement, of which the prospectus is a part, completely and with the understanding that if any such risks or uncertainties materialize or if any of the relevant assumptions prove incorrect, the Company’s actual results could differ materially from the results expressed or implied by these forward-looking statements. Except as required by law we assume no obligation to update these forward-looking statements publicly, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Non-GAAP Disclosure This presentation contains certain non-GAAP financial measures such as EBITDA and adjusted EBITDA among others. While the company believes these non-GAAP financial measures provide useful information for investors, the presentation of this information is not intended to be considered in isolation or as a substitute for the financial information presented in accordance with GAAP. Please refer to the Company’s earnings press releases for a reconciliation of non-GAAP financial measures to the most comparable measures prepared in accordance with GAAP.

WE FUNDAMENTALLY BELIEVE THAT FRESHPET HAS THE POTENTIAL TO CHANGE THE WAY PEOPLE FEED THEIR PETS . . . FOREVER 3

4 Freshpet Lives at the Intersection of Two Very Powerful Macro-Trends in CPG Humanization of Pets Fresh, Wholesome, All-Natural Foods

5 Until Freshpet, dogs’ choices were really limited Dry Kibble Canned Mystery Meat

A totally different approach to nourishing our pets 6

7 We Operate Differently Delighting consumers with fresh food & our company ideology pets. The power of fresh natural & simple foods Less processed Acts of kindness people. Our team Our partners Our families planet. Renewable energy Carbon footprint offset Conservation – land fill free Sustainable practices

High Brand Loyalty Alignment with deep pet parent emotional motivations Differentiated Innovative forms, technologies, and appearance Manufacturing Proprietary technology, processes, and infrastructure Freshpet Fridge Branded, company-owned real estate Supply Chain Only refrigerated pet food network in North America Retailer Partners Delivers benefits in traffic, frequency and retailer margins A Difficult Business to Replicate

In 2017, we launched our Feed the Growth strategic plan

Delivered strong net sales growth and increasing scale benefits Freshpet Financial Performance 2017 2018 2019 Guidance* Net Sales ($ millions) $152.4 $193.2 >$244 IYA (117) (127) (>126) Adj. EBITDA ($ millions) $17.6 $20.3 >$29 IYA (99) (115) (>143) *Excluding incremental investments in Canada/UK and technical capability/capacity building, Adjusted EBITDA would be up 50+% in 2019

11 Continued strong consumption growth Nielsen measured $ consumption for 4 week periods ending 7/13/19 19.3% 17.4% 15.3% 20.1% 21.8% 23.7% 22.7% 22.3% 21.8% 20.4% 23.3% 22.0% 23.6% 24.1% 24.8%25.1% 27.0%26.6% 28.1% 30.3%30.0% 30.1%30.1% 27.4% 27.2% 27.7% 29.5%29.2% 27.0% 26.0%25.9% Nielsen Mega-Channel Consumption Growth 31.9% 31.0% Dollar Sales % Chg YA Dollar Sales

12 Growing 15+ pts. faster than category in all classes of trade Nielsen $ Volume through 7/13/19 – Growth vs YA % Change vs YA by Class of Trade Dog Food Wet+Dry (wo FRS/FRZ) Freshpet Total RFG $ % Change YA $ % Change YA L4 Wks L13 Wks L52 Wks L4 Wks L13 Wks L52 Wks Total xAOC+Pet+WFM 3.7 3.5 1.7 25.9 26.5 28.5 Total US xAOC 6.7 6.5 3.9 29.6 30.3 31.4 Total US Food 3.7 3.6 2.4 33.9 35.0 36.9 Big Box Pet -3.8 -4.3 3.7 11.9 12.3 17.6

Strong velocity gains driving accelerating distribution gains



Freshpet Distribution and Velocity Progress
(Growth vs. YA)
25%
20%
15%
10%
5%
0%
3% 3% 3% 3% 3% 4% 6% 5% 6% 6% 5% 8% 11% 12% 14% 15% 15% 14% 13% 12% 14% 13% 15% 16% 16% 16% 17% 17% 18% 21% 21% 21% 22% 21% 21% 19% 19% 19% 19% 19% 17% 16% 16%
4 W/E 04/23/16
4 W/E 05/21/16
4 W/E 06/18/16
4 W/E 07/16/16
4 W/E 08/13/16
4 W/E 09/10/16
4 W/E 10/08/16
4 W/E 11/05/16
4 W/E 12/03/16
4 W/E 12/31/16
4 W/E 01/28/17
4 W/E 02/25/17
4 W/E 03/25/17
4 W/E 04/22/17
4 W/E 05/20/17
4 W/E 06/17/17
4 W/E 07/15/17
4 W/E 08/12/17
4 W/E 09/09/17
4 W/E 10/07/17
4 W/E 11/04/17
4 W/E 12/02/17
4 W/E 12/30/17
4 W/E 01/27/18
4 W/E 02/24/18
4 W/E 03/24/18
4 W/E 04/21/18
4 W/E 05/19/18
4 W/E 06/16/18
4 W/E 07/14/18
4 W/E 08/18/18
4 W/E 09/08/18
4 W/E 10/06/18
4 W/E 11/03/18
4 W/E 12/01/18
4 W/E 12/29/18
4 W/E 01/26/19
4 W/E 02/23/19
4 W/E 03/23/19
4 W/E 04/20/19
4 W/E 05/18/19
4 W/E 06/15/19
4 W/E 07/13/19
%ACV IYA
$ / $MM ACV IYA

freshpet

Nielsen Mega-Channel for 4 week periods 4/23/16 through 7/13/19

13

14 18.0% 17.8% 20.1% 28.2% 31.5% 2018 Same Store Sales Growth by Vintage Representative Customer Original2013201420152016 Y T D % C H G 19.4% 21.5% 21.6% 22.4% 24.1% 23.9% 30.8% 2018 Same Store Sales Growth by Vintage Representative Customer Original201120122013201420152016 Y T D % C H G Customer A Customer B Strong velocity growth regardless of how long the fridge has been in place

15 Growing distribution (ACV) and depth (TDP) with room to grow Nielsen Mega-Channel 4 week periods 1/30/16 through 4/20/19 4 W/E 03/26/16 4 W/E 05/21/16 4 W/E 07/16/16 4 W/E 09/10/16 4 W/E 11/05/16 4 W/E 12/31/16 4 W/E 02/25/17 4 W/E 04/22/17 4 W/E 06/17/17 4 W/E 08/12/17 4 W/E 10/07/17 4 W/E 12/02/17 4 W/E 01/27/18 4 W/E 03/24/18 4 W/E 05/19/18 4 W/E 07/14/18 4 W/E 09/08/18 4 W/E 11/03/18 4 W/E 12/29/18 4 W/E 02/23/19 4 W/E 04/20/19 4 W/E 06/15/19 Freshpet Total Distribution Points (TDP) Nielsen Mega-Channel 700.0 650.0 600.0 550.0 500.0 450.0 400.0 4 W/E 03/26/16 4 W/E 05/21/16 4 W/E 07/16/16 4 W/E 09/10/16 4 W/E 11/05/16 4 W/E 12/31/16 4 W/E 02/25/17 4 W/E 04/22/17 4 W/E 06/17/17 4 W/E 08/12/17 4 W/E 10/07/17 4 W/E 12/02/17 4 W/E 01/27/18 4 W/E 03/24/18 4 W/E 05/19/18 4 W/E 07/14/18 4 W/E 09/08/18 4 W/E 11/03/18 4 W/E 12/29/18 4 W/E 02/23/19 4 W/E 04/20/19 4 W/E 06/15/19 Freshpet % ACV Trend 730.0 630.0 530.0 430.0 330.0 230.0 130.0 30.0

16 Strategy: Grow with winning players in fresh e-commerce Curbside Online Fresh Retail Home Delivery Doubled e-commerce sales vs. YA to 2.2% of brand in Q2 2019 >80% of e-commerce sales utilize Freshpet Fridge With growth potential in fresh e-commerce

17 Total Freshpet Buying Rate, Penetration and Repeat Rate Penetration 1.47 1.56 1.61 1.93 2.27 Repeat 65 66 68 69 70 Nielsen HH Panel Data for 52 Week Periods ending mid-June; Buying Rate is internal calculation based on company sales data $84.72 $75.85 $94.99 $97.47 $106.37 2015 2016 2018 2019 2017 Buy Rate Increased total Freshpet penetration & buying rate

Gaining SG&A leverage and reinvesting for growth SG&A Leverage FY 2017 FY 2018 Y-o-Y Change Adj. SG&A % Excluding Media 31.0% 28.5% 2.4% Media% 8.9% 11.1% -2.2% Total Adj. SG&A % 39.9% 39.7% 0.2%

FY19 Adj. EBITDA Guidance Contribution on $60mm of Additional Net Sales to get to $300MM Reduced int’l investment/l oss Adjusted Gross Margin Increase from 50% to 52% on $300MM net sales Increased Fixed SG&A of 4% Logistics & Brokerage Efficiencies (1/2%) FY20 Adj. EBITDA Plan Increased scale/efficiency will deliver $60M Adj. EBITDA in 2020

0.00% 0.50% 1.50% 1.00% 2.00% 2.50% 3.00% 4.00% 3.50% 4.50% 5.00% $- $200.0 $400.0 $600.0 $800.0 $1,000.0 $1,200.0 2016 2019 2020 2025 Freshpet Growth Potential 20172018 Media Spending ($ millions) Buying Rate 20212022 Revenue ($ million) 20232024 Core Dog HH Penetration $500M Run Rate With growth potential well beyond $300M

By 2025, there will be 7.5 million HH’s who have expressed top 2 box purchase interest in the Freshpet idea – and we have reached <2 million so far Prime Prospects With Top 2 Box Purchase Interest in Freshpet Concept PP’s with Positive Interest (53%) 14% Positive Purchase Intent Super Premium & Premium Pet HH’s (50MM) Super Premium & Premium Pet HH’s (50MM) 26% Prime Prospects Just scratching the surface of HH penetration potential . . .

With international growth opportunities beyond 2020 Currently testing in:

23 2019

Freshpet 2019 growth priorities Expand the Freshpet consumer franchise Increase HH penetration Expand buying rate Strengthen Freshpet’s retail presence Increase ACV and TDP’s Upgrade Fridges Install 2nd Fridges Strengthen Gross Margin/Adjusted EBITDA Margin Pricing Product Innovation Efficiency gains and capacity utilization Build more efficient capacity (Kitchens 2.0 start-up in 2020) Deliver SG&A absorption gains Continue Measured Development in Canada and UK Modest investment to establish consumer foundation Build Capability to Support Accelerated Longer-Term Capacity Expansion Invest in technical talent to enable more rapid and reliable capacity expansion and maximize its productivity

Increase US advertising investment to $27 million (11+% of sales) • • More weeks Higher media weights Expand the Freshpet consumer franchise

Homestyle Creations – Custom Dog Meals Multi-Protein Roll Innovation that attracts new users Expand the Freshpet consumer franchise

Will exceed 21,000 stores in 2019 Upgraded 805 Fridges in 2018 Strong velocity growth is driving increased retailer interest • • • Add 1500-1600 net new stores to 21,000+ (ACV by 7%) Upgrade another 500 Fridges (beyond 1000 committed in 2018) Install 800 second Fridges Strengthen Freshpet’s retail presence

Good Better Best With aspirations to change the category forever

Pricing Targeted bag items • +2% pricing impact across total line Effective in mid-Q1 Innovation Increase appeal of rolls Higher margin bag items Begins shipping end of Q1 Manufacturing Efficiency Increase yield/throughput 24/7 on 2 lines in Jan. ‘19 24/3.5 on final line in Q2 Break ground on Kitchens 2.0 SG&A Leverage Scale benefits in freight G&A growth significantly < sales growth Increase Adj. Gross Margin – largely in back half of the year – to 51+% by year-end Strengthen gross margin/adjusted EBITDA margin

0 20 260 500 700 0 200 100 300 400 500 700 600 800 2016 (Base) 2017 (Actual) 2018 (Actual) 2019 (Projected) 2020 (Goal) Cumulative SG&A Leverage Progress Basis points Gaining leverage in SG&A

$2 Million Investment to Drive Establishment Continue measured development in Canada & UK

Up to $1 Million Investment in Technical Capability Build capability to support longer-term capacity expansion Process Development & Improvement Site Design & Development Quality & Process Engineering

33 2019 Q2 Results

2019 Results:Strong topline growth will drive bottom line growth in 2nd half Freshpet Q2 Financial Results Q2 2018 Q2 2019 Net Sales ($ millions) $47.6 $60.1 IYA (123) (126) Adj. EBITDA ($ millions) $2.5 $1.2 IYA (80) (53) Freshpet YTD Financial Results (June 30) 2018 2019 Net Sales ($ millions) $90.8 $114.8 IYA (125) (126) Adj. EBITDA ($ millions) $4.3 $4.0 IYA (85) (92)

Nielsen measured $ consumption for 13 weeks ending 6/29/19 and 6/30/18 compared to the same period prior year Strong growth across all classes of trade Freshpet Consumption Growth vs YA Q2 2018 Q2 2019 Mega-Channel +28% +27% XAOC +28% +31% Food +32% +35% Big Box Pet +25% +13%

27% growth in Core Dog HH penetration vs YA; 4% increase in buying rate Penetration 0.94 1.03 1.09 1.35 1.71 Repeat 67 68 70 70 71 Nielsen HH Panel Data for 52 Week Periods ending mid-June; Buying Rate is internal calculation based on company sales data $106.48 $96.20 $118.49 $120.48 $125.15 2015 2016 2018 2019 Core Dog HH Penetration, Repeat Rate and Buying Rate: 2017 Buy Rate

“Fresh First” is driving strong distribution gains Freshpet Distribution Gains Q2 2018 Q2 2019 Store Count 18,662 20,414 IYA (108) (109) Upgraded Fridges (Cum.) 710 1,168 Increase - 458 2nd Fridges (Cum.) NA 747 % ACV 44.5% 48.2% IYA (107) (108) Total Dist. Points (IYA) (111) (108)

Operational challenges constrained gross margin progress Freshpet Q2 Adjusted Gross Margin Progress Q2 2018 Q2 2019 Adj. Gross Margin 51.4% 48.5% Freshpet YTD Adjusted Gross Margin (June 30) Q2 2018 Q2 2019 Adj. Gross Margin 50.8% 49.4%

Q1 Price increases implemented Q2 Benefit of price increases realized Innovations launched Start-up 4th line on 24/3.5 Q3 Benefit of innovations realized Benefit of 24/3.5 staffing realized Q4 51+% Adj. Gross Margin target Fully implemented adjusted gross margin improvement plan

Delivering significant leverage from scale in SG&A Freshpet Q2 SG&A Leverage Q2 2018 Q2 2019 Y-o-Y Change Adj. SG&A % Excluding Media 28.8% 24.6% 4.2% Media % 17.4% 21.8% -4.4% Total Adj. SG&A % 46.2% 46.4% -0.2% Freshpet YTD SG&A Leverage (June 30) YTD 2018 Q2 YTD 2019 Q2 Y-o-Y Change Adj. SG&A % Excluding Media 29.4% 25.7% 3.7% Media % 16.7% 20.1% -3.4% Total Adj. SG&A % 46.1% 45.9% 0.3%

Broke ground on ~$100M Kitchens 2.0 in June 2019

Delighting pet parents, pets, shareholders and employees . . .

43 Why haven’t you bought any Freshpet yet????

Appendix

Cost to Feed – Grocery & Mass $6.86 $5.37 $4.00 $3.30 $3.13 $2.72 $2.40$2.40 $1.95 $1.94 $1.92 $1.71 $1.62 $1.35 $0.69 $0.67 $- $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 $7.47 Cost to Feed a 30lb Dog Daily 45 HIGHLY CONFIDENTIAL

Cost to Feed – Pet Specialty $5.50 $4.50 $4.37 $4.00 $3.98 $3.77 $3.74 $3.70 $3.56 $2.81 $2.72 $2.33 $2.21 $2.12 $2.00 $1.00 $- $3.00 $4.00 $5.00 $6.00 $8.00 $7.18 $7.00 $5.97 Cost to Feed a 30lb Dog Daily 46 HIGHLY CONFIDENTIAL

High Quality Products at Accessible Price Points HIGHLY CONFIDENTIAL 47 $19.99 30 lbs. $9.29 30 lbs. $9.29 30 lbs. $10.79 30 lbs. $10.99 30 lbs. $12.99 30 lbs. Approximate daily cost to feed for medium-sized dog $4.00 $2.40 $1.94 $1.35 $0.69 Medium-sized dog assumed to be 35 pounds. Price/day based on recommended serving sizes per brand. Source: Prices are as of 4.29.19 on Chewy and Target.com. $1.62 $3.38 $19.99 30 lbs. $1.95 $18.99 30 lbs.

Produced in Freshpet Kitchens Shipped to Third Party Warehouse Delivered to Pet Channel Distributor Transported via Third Party Carrier DSD Delivery to Pet Specialty Store Delivered to Grocery, Mass and Club Stores Delivered to Customer’s Warehouse How We Service Our Customers

Capturing significant benefits of scale and velocity Fixed Cost Pick-Up Manuf. overhead absorption G&A overhead absorption Logistics More cases per pallet More pallets per order/full trucks More straight pallets Ultimately, fewer miles per order Retail Presence Lower % sales to service fridges Higher frequency retail coverage Higher visibility/more sophisticated fridges Fresher product Lower fridge capex per incremental $ of sales Advertising More continuous media More impactful media vehicles +900 bps Incremental gains

APPENDIX:Consumer Dynamics

Reasons to Start Buying Freshpet

80% Health
70% Dog Eating Woes
50% Add Variety to Meal


39
31
28
25
43
27
22
22
21
22
21
27
21
More like real food
Wanted to give my dog higher quality nutrition
Healthier
Made with the freshest ingredients
Dog was a picky eater
Wanted to give dog something special
Looked tastier
Looking for variety to add to dog's meal time
To improve dog's health
Wanted something to add to dog's dry food
Dog getting older
Dog didn't enjoy his food
Dog was excited to eat it
New Freshpet Buyers

Source: Nielsen NLR Survey 2017, n=67 Why have you INSERT Q9 RESPONSE: started purchasing, purchased more of Freshpet in the past 12 months compared to the previous 12 months? Please select all that apply.

Note: Top 13 responses shown

Copyright © 2017 The Nielsen Company (US), LLC. Confidential and proprietary. Do not distribute.

freshpet

AWARENESS FP PROPOSITION COMPLACENCY INCONVIENENT AVAILABILITY PRICE/VALUE Source: 2016 FP Brand Tracker, 2016 FP A&U, TTL Aware Non Users/Prime Prospects Main Reason Not Purchasing, Shop-A-longs, n=202 Barriers to purchasing Freshpet (among prime prospects) 43% Aided Awareness Making the Strange, Familiar It’s freshER Roll looks like a Sausage/”Gross Factor” ~40% Content w/ Brand It’s Fine, Works Shopping on Auto- Pilot/By-Pass Fridge 10% Purchase Too Often 5% Too Much Trouble 14% Not Available 45% ACV 22% Too Expensive

Visitors (Use Occasionally) Loyal (Use Exclusively or Most Often) Freshpet pet parent segments Source: Nielsen 2017 NLR Custom Survey, 2016 A&U, Nielsen Demos 2017, 2018 Mini A&U, 31% of FP Buyers 53% of FP $ FP Spend: $167 40% of FP Buyers 15% of FP $ FP Spend: $37 Mixers (Use FP Regularly, but Use Others Brand More) 29% of FP Buyers 32% of FP $ FP Spend: $107

Source: Visible Difference Survey, September 2018; 2016 FP A&U, green highlight notes statistical difference at least at 80% confidence level Encouraging franchise longevity 1 Dog, 51% 2+ Dogs, 49% Freshpet Number of Dogs in HH Dog Age 10% 11+ yrs old 62% 1-4 yrs old 14% 6-11 mos 5% under 6 mos 36% 5-10 yrs old

79% 61% 67% 38% 21% 39% 33% 63% Less than 1010-24 pounds 25-50 pounds pounds Over 50 pounds Freshpet: Meal vs Mixer (1 Dog HHs) As the MealAs a Mixer 71% 36% 31% 12% 29% 64% 69% 88% Less than 10 pounds 10-24 pounds25-50 pounds Over 50 pounds FreshPet Loyalty ExclusiveRegular Freshpet feeding behavior by size of dog Source: FP Panel, FP088, n=123 Single Dog HHs, FP Regular Users 55

Freshpet Pet Parents are significantly more likely to have experienced a visible difference in their dog(s) Freshpet Dog Food Feeders Competitive Dog Food Feeders % % Yes 83 62 No 17 38 Source: Visible Difference Study, Sept 2018. green highlight notes statistical difference at 95% confidence level % Noticed a Visible Difference in Dog Top-Two Box Percentages (i.e. Much/Somewhat Better) Freshpet Dog Food Feeders Competitive Dog Food Feeders % % More Enthusiastic for Eating 74 50 Improved Appetite (Less of a Picky Eater) 73 48 Increased Energy Level 72 54 Shinier Coat 71 53 Happier 70 53 Better Stools 70 51 Fewer Upset Stomach Episodes 68 45 Healthier Skin 67 49 Fresher Breath (Less Stinky) 66 44 Improved Muscle Tone 66 43 Healthier Weight 64 45 Brighter Eyes 64 43 Less Flatulence 64 41 Alleviated Allergies 59 33 Less Tear Staining 54 34 Freshpet pet parents notice a difference 56

Appendix: Manufacturing

Freshpet’s Human-Quality Pet Food Facility in Bethlehem, PA 4 lines: 2 bag and 2 rolls Currently operating any 3 lines 7 days /24 hours per day Adding capability to run 4th line 24 hours /3.5 days per week By early next year, we will staff all 4 lines 7 days per week

HIGHLY CONFIDENTIAL Expanding our manufacturing advantage . . . Kitchens Kitchens 2.0 Quakertown Improving Safety, Quality, Value, Customer Delight

By creating Freshpet Kitchens 2.0 . . . Use automation to further improve: Quality Safety Cost

Kitchens 2.0 plan will deliver . . . Efficient use of capital: Payback at full capacity in <2 years Strengthened manufacturing expertise advantage: Increased automation delivers improved quality, safety and lower cost – improving gross margins Continued focus on existing gross margin improvement goals: We will not let Kitchens 2.0 work dilute our near term gross margin improvement efforts

Creating 2nd Production Facility on Site Existing 100,000 sq. ft. production facility Existing 50,000 sq. ft. innovation center and warehouse renovated to include production and R&D New 90,000 sq. ft. construction Total site: 15.3 acres

Continuing Commitment to the Environment } 100% landfill free } 100% wind energy } Rain water will be collected and used for lawn and landscape irrigation

Freshpet Kitchens 2.0 Investment Capex Spend Annual Sales Capacity Contribution Incremental volume will flow through at a 40% contribution rate At full capacity payback is less than two years. $200+mm $80mm $100mm

Freshpet Kitchens 2.0 Adjusted Gross Margin Growth 50.6% 51.1% 51.5% 50.2% 52.0% 53.5% 50.0% 48.0% 56.0% 54.0% 52.0% Adjusted Gross Margin Adjusted Gross Margin 2015201620172018 Actual2020 projected 2022 projected Adjusted Gross Margin Safety, quality, and productivity enhancements will improve adjusted gross margin by 100 basis points, with an additional 50 basis points due to scale

Freshpet Kitchens 2.0 Contribution to FCF ~$44mm 15% OriginalFreshpet Kitchens 2.0 Freshpet Kitchens $500mm $300mm ~$97mm 19% As we continue to leverage our infrastructure we expect to reap the benefits of scale with our Free Cash Flow increasing by 4%. CapacityFree Cash Flow Free Cash Flow represents contribution of $55mm less ongoing capital expenditures of $11mm CapacityFree Cash Flow Free Cash Flow represents contribution of $114mm less ongoing capital expenditures of $17mm

Freshpet Kitchens 2.0 - Recap Cost: $100mm plus or minus 5% Financing: Replace our existing $30mm credit line with a $90mm line in Q2 19 Leverage: Will not exceed 2.5x Adj EBITDA Pay Off: We expect to pay off the credit line by 2022 Capacity:Net Sales capacity increases $200mm+ to $500mm+ Payout:At full capacity payout is less than 15 months

Timeline 2016 2019 2020 2021 2022 2023 Existing Kitchens fully operational 20172018 Feed the Growth 7 day operations begin Break ground on Kitchens 2.0 Start-up Kitchens 2.0 Next increment of capacity needed* * Timing for next increment of capacity is dependent on growth rate and product mix